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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2005

POINT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-19410 (Commission File Number)
125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (617) 933-2130

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Point Therapeutics, Inc. ("Point") issued a press release on April 17, 2005 announcing additional preclinical data demonstrating anti-tumor activity of talabostat.
A copy of the press release dated April 17, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press release issued by Point dated April 17, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.
April 19, 2005	By:	/s/ DONALD R. KIEPERT, JR. Name: Donald R. Kiepert, Jr. Title: President, Chief Executive Officer

EXHIBIT INDEX

        The following exhibits are filed herewith:

Exhibit	Description
99.1	Press release issued by Point dated April 17, 2005 announcing additional preclinical data demonstrating anti-tumor activity of talabostat.

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SIGNATURES
EXHIBIT INDEX